U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 15, 2009
AMB PROPERTY CORPORATION
AMB PROPERTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (AMB Property Corporation)	001-13545 (AMB Property Corporation)	94-3281941 (AMB Property Corporation)
Delaware (AMB Property, L.P.)	001-14245 (AMB Property, L.P.)	94-3285362 (AMB Property, L.P.)

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
Pier 1, Bay 1, San Francisco, California 94111

(Address of principal executive offices) (Zip code)
415-394-9000

(Registrant’s telephone number, including area code)
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
ITEM 9.01	Financial Statements and Exhibits
SIGNATURES
INDEX OF EXHIBITS
EX-10.1
EX-10.2
EX-10.3

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On October 15, 2009, AMB Property, L.P., the operating partnership and a subsidiary of its parent company, AMB Property Corporation, entered into a $345 million unsecured term loan credit agreement, including a loan denominated in Euros in the amount of €47,780,000 made to its affiliate, AMB European Investments LLC and a loan denominated in Yen in the amount of ¥6,283,900,000 made to its affiliate, AMB Japan Finance, Y.K. This term loan credit agreement replaced the $325 million term loan credit agreement dated March 27, 2008. The parent company is the guarantor of the operating partnership’s obligations under the credit agreement and the operating partnership is the guarantor of the obligations of AMB European Investments LLC and AMB Japan Finance, Y.K., under the credit agreement. The term loan facility is with JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Europe Limited, as administrative agent for Euros, Sumitomo Mitsui Banking Corporation, as administrative agent for Yen and syndication agent, J.P. Morgan Securities Inc. and Sumitomo Mitsui Banking Corporation, as joint lead arrangers and joint bookrunners, Calyon Credit Agricole CIB, New York Branch, U.S. Bank National Association, and HSBC Bank USA, National Association, as documentation agents, AMB European Investments LLC and AMB Japan Finance, Y.K., as the initial qualified borrowers, and a syndicate of banks.
The term loan facility matures on October 15, 2012. At any time prior to October 15, 2011 and subject to specified conditions, the operating partnership has the ability to increase available borrowings up to $425 million, including additional Euro borrowings and Yen borrowings, at the borrowers’ option, by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments. The rate on the borrowings is currently LIBOR plus 275 basis points, in the case of Dollar borrowings and Euro borrowings, and TIBOR plus 275 basis points, in the case of Yen borrowings. The margin is determined at any given time based on the pricing grid in the term loan facility according to the current credit rating of the operating partnership’s long-term debt. The credit agreement contains affirmative covenants, including financial reporting requirements and maintenance of specified financial ratios and other financial covenants, and negative covenants, including limitations on mergers or consolidations. The financial covenants include, among others, the ratios of total debt to total asset value, secured debt to total asset value and unencumbered net operating cash flow to unsecured debt service and a minimum consolidated tangible net worth. In addition, the term loan facility includes events (including, without limitation, a non-payment under the loan, a breach of warranties and representations in any material respect, non-compliance with covenants by the operating partnership, cross-defaults to recourse indebtedness, a change in the majority of the parent company’s board of directors during any 12-month period or the acquisition by a person or group of 30% or more of the parent company’s common stock), each of which, if not cured within the time period, if any, specified in the term loan facility would constitute an event of default. Upon the occurrence and continuance of such events of default, the lenders may elect to accelerate the outstanding principal and accrued and unpaid interest under the term loan facility. Further, outstanding principal and accrued and unpaid interest thereon automatically accelerate upon the occurrence of certain other events of default, including without limitation and as described more fully in the term loan facility, the commencement of any voluntary or involuntary proceeding seeking liquidation, reorganization or other relief of the debts of the parent company or the operating partnership under any bankruptcy, insolvency or other similar law, or if the parent company or the operating partnership seeks at any time to repudiate its obligations under the term loan facility or any related document.
JPMorgan Chase Bank, N.A. is administrative agent, J.P. Morgan Europe Limited is administrative agent for alternate currencies, and J.P. Morgan Securities Inc. is joint lead arranger and joint bookrunner under our third amended and restated revolving credit agreement, dated as of June 1, 2006. Sumitomo Mitsui Banking Corporation is administrative agent and sole lead arranger and bookmanager under our amended and restated revolving credit agreement, dated as of June 23, 2006, as amended on October 23, 2007. Sumitomo Mitsui Banking Corporation, New York Branch, is administrative agent and sole lead arranger and bookmanager and Sumitomo Mitsui Banking Corporation, Shanghai Branch, is RMB settlement agent under our RMB revolving credit agreement, dated October 23, 2007. Calyon New York Branch is a co-documentation agent under our fifth amended and restated revolving credit agreement, dated as of July 16, 2007. U.S. Bank National Association is the trustee under our indenture dated as of June 30, 1998, as supplemented. Additionally, J.P. Morgan Securities Inc. has acted as an underwriter in certain of our offerings.
A copy of the credit agreement, the guaranty and the qualified borrower guaranty are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated into this current report by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
10.1	Credit Agreement, dated as of October 15, 2009, by and among AMB Property, L.P., JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Europe Limited, as administrative agent for Euros, Sumitomo Mitsui Banking Corporation, as administrative agent for Yen and syndication agent, J.P. Morgan Securities Inc. and Sumitomo Mitsui Banking Corporation, as joint lead arrangers and joint bookrunners, Calyon Credit Agricole CIB, New York Branch, and U.S. Bank National Association, and HSBC Bank USA, National Association, as documentation agents, AMB European Investments LLC and AMB Japan Finance, Y.K., as the initial qualified borrowers, and a syndicate of banks.

10.2	Guaranty of Payment, dated as of October 15, 2009, by AMB Property Corporation for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent for the banks that are from time to time parties to that certain Credit Agreement, dated as of October 15, 2009.

10.3	Qualified Borrower Guaranty, dated as of October 15, 2009, by AMB Property, L.P. for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as Administrative Agent, and Sumitomo Mitsui Banking Corporation, as Administrative Agent, for the banks that are from time to time parties to that certain Credit Agreement, dated as of October 15, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: October 21, 2009	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

AMB Property, L.P. (Registrant)
	By:	AMB Property Corporation, Its general partner

Date: October 21, 2009	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Credit Agreement, dated as of October 15, 2009, by and among AMB Property, L.P., JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Europe Limited, as administrative agent for Euros, Sumitomo Mitsui Banking Corporation, as administrative agent for Yen and syndication agent, J.P. Morgan Securities Inc. and Sumitomo Mitsui Banking Corporation, as joint lead arrangers and joint bookrunners, Calyon Credit Agricole CIB, New York Branch, and U.S. Bank National Association, and HSBC Bank USA, National Association, as documentation agents, AMB European Investments LLC and AMB Japan Finance, Y.K., as the initial qualified borrowers, and a syndicate of banks.

10.2	Guaranty of Payment, dated as of October 15, 2009, by AMB Property Corporation for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent for the banks that are from time to time parties to that certain Credit Agreement, dated as of October 15, 2009

10.3	Qualified Borrower Guaranty, dated as of October 15, 2009, by AMB Property, L.P. for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as Administrative Agent, and Sumitomo Mitsui Banking Corporation, as Administrative Agent, for the banks that are from time to time parties to that certain Credit Agreement, dated as of October 15, 2009.